                                                                      Exhibit 99

                            Global Structured Finance

                             BoAALT 2004-03 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $116,708,218.79
Loan Count: 909
Cut-off Date: 2004-03-01
Avg. Loan Balance: $128,391.88
Avg. Orig. Balance: $128,474.67
W.A. FICO*: 733
W.A. Orig. LTV: 68.12%
W.A. Cut-Off LTV: 68.08%
W.A. Gross Coupon: 6.0417%
W.A. Net Coupon: 5.7812%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 10.62%
% over 100 COLTV: 0.00%
% with PMI: 10.62%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.23%
W.A. MI Adjusted LTV: 65.87%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.75%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

-----------------------------------
Original Balance            Percent
-----------------------------------
*** 50,000                     3.36%
-----------------------------------
50,001  - 150,000             44.14
-----------------------------------
150,001 - 250,000             27.82
-----------------------------------
250,001 - 350,000             17.99
-----------------------------------
350,001 - 450,000              4.65
-----------------------------------
450,001 - 550,000              2.03
-----------------------------------
Total:                       100.00%
-----------------------------------

*** denotes less than or equal to

Average: $128,474.67
Lowest: $19,700.00
Highest: $513,500.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

-----------------------------------
Cut-Off Balance             Percent
-----------------------------------
*** 50,000                     3.36%
-----------------------------------
50,001  - 150,000             44.14
-----------------------------------
150,001 - 250,000             28.04
-----------------------------------
250,001 - 350,000             17.78
-----------------------------------
350,001 - 450,000              4.65
-----------------------------------
450,001 - 550,000              2.03
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $128,391.88
Lowest: $19,700.00
Highest: $513,024.39
--------------------------------------------------------------------------------

4.  Index

-----------------------------------
Index                       Percent
-----------------------------------
FIX                          100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

5.  Product Type

-----------------------------------
Product Type                Percent
-----------------------------------
30 YR FIXED                   97.09%
-----------------------------------
25 YR FIXED                    2.84
-----------------------------------
21 YR FIXED                    0.07
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

*** denotes less than or equal to

6.  Coupon

-----------------------------------
Coupon                      Percent
-----------------------------------
5.001 - 5.125                  0.18%
-----------------------------------
5.126 - 5.250                  0.41
-----------------------------------
5.251 - 5.375                  0.89
-----------------------------------
5.376 - 5.500                  3.40
-----------------------------------
5.501 - 5.625                  2.82
-----------------------------------
5.626 - 5.750                  8.52
-----------------------------------
5.751 - 5.875                 20.90
-----------------------------------
5.876 - 6.000                 15.41
-----------------------------------
6.001 - 6.125                 14.52
-----------------------------------
6.126 - 6.250                 20.59
-----------------------------------
6.251 - 6.375                  7.92
-----------------------------------
6.376 - 6.500                  2.33
-----------------------------------
6.501 - 6.625                  1.23
-----------------------------------
6.626 - 6.750                  0.31
-----------------------------------
6.751 - 6.875                  0.20
-----------------------------------
6.876 - 7.000                  0.08
-----------------------------------
7.001 - 7.125                  0.22
-----------------------------------
7.126 - 7.250                  0.02
-----------------------------------
7.251 - 7.375                  0.05
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 6.042
Lowest: 5.125
Highest: 7.375
--------------------------------------------------------------------------------

7.  Credit Score

-----------------------------------
Credit Score                Percent
-----------------------------------
800 - 849                      5.13%
-----------------------------------
750 - 799                     34.91
-----------------------------------
700 - 749                     35.47
-----------------------------------
650 - 699                     21.32
-----------------------------------
600 - 649                      3.18
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 733
Lowest: 601
Highest: 837
--------------------------------------------------------------------------------

8.  Lien Position

-----------------------------------
Lien Position               Percent
-----------------------------------
1                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

-----------------------------------
Loan Purpose                Percent
-----------------------------------
Purchase                      36.27%
-----------------------------------
Refinance-Cashout             34.74
-----------------------------------
Refinance-Rate/Term           28.99
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------------------
Property Type               Percent
-----------------------------------
SFR                           53.06%
-----------------------------------
2-Family                      14.44
-----------------------------------
Condo                         12.54
-----------------------------------
4-Family                       8.06
-----------------------------------
PUD Detach                     5.12
-----------------------------------
3-Family                       4.29
-----------------------------------
PUD Attach                     2.01
-----------------------------------
Townhouse                      0.28
-----------------------------------
Condotel                       0.20
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

-----------------------------------
Appraisal Method            Percent
-----------------------------------
2055E                         11.32%
-----------------------------------
2055IE                         9.77
-----------------------------------
AVM                           17.95
-----------------------------------
FULL                          60.79
-----------------------------------
Tax Assessment                 0.18
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

12. Documentation

-----------------------------------
Documentation               Percent
-----------------------------------
Reduced                       60.69%
-----------------------------------
Standard                      30.92
-----------------------------------
Stated                         4.17
-----------------------------------
All Ready Home                 2.88
-----------------------------------
No Ratio                       0.77
-----------------------------------
Rapid                          0.57
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

-----------------------------------
Occupancy Status            Percent
-----------------------------------
Investor                      98.58%
-----------------------------------
Secondary                      1.42
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------------------
PMI Providers               Percent
-----------------------------------
NONE                          89.38%
-----------------------------------
UGIC                           3.24
-----------------------------------
GEMIC                          2.82
-----------------------------------
RMIC                           2.10
-----------------------------------
PMIC                           1.33
-----------------------------------
TGIC                           0.59
-----------------------------------
RGIC                           0.53
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

15. State

-----------------------------------
State                       Percent
-----------------------------------
California                    40.53%
-----------------------------------
Florida                       15.80
-----------------------------------
Texas                          4.26
-----------------------------------
Maryland                       2.96
-----------------------------------
Hawaii                         2.88
-----------------------------------
Other                         33.57
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------------
California                  Percent
-----------------------------------
Northern California           39.04%
-----------------------------------
Southern California           60.96
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

17. Zip Code

-----------------------------------
Zip Code                    Percent
-----------------------------------
96815                          0.75%
-----------------------------------
94087                          0.71
-----------------------------------
92831                          0.58
-----------------------------------
92102                          0.57
-----------------------------------
20814                          0.55
-----------------------------------
Other                         96.84
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

-----------------------------------
Delinquency*                Percent
-----------------------------------
0-29 days                    100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

-----------------------------------
Times 30 Days DLQ           Percent
-----------------------------------
0                             99.77%
-----------------------------------
1                              0.23
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

-----------------------------------
Convertible Flag            Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

-----------------------------------
Buydown Agreement           Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------------------
Original Term               Percent
-----------------------------------
252                            0.07%
-----------------------------------
300                            2.84
-----------------------------------
360                           97.09
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 358.2 months
Lowest: 252 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

-----------------------------------
Cut-Off Remaining Term      Percent
-----------------------------------
241 - 288                      0.07%
-----------------------------------
295 - 300                      2.84
-----------------------------------
349 - 354                      0.23
-----------------------------------
355 - 360                     96.86
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 357.7 months
Lowest: 251 months
Highest: 360 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

-----------------------------------
Cutoff Loan Age             Percent
-----------------------------------
0                             48.38%
-----------------------------------
1 - 6                         51.62
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 6 months
--------------------------------------------------------------------------------

25. OLTV

-----------------------------------
OLTV                        Percent
-----------------------------------
 20.00                       0.10%
-----------------------------------
20.01 - 25.00                  0.35
-----------------------------------
25.01 - 30.00                  0.95
-----------------------------------
30.01 - 35.00                  2.07
-----------------------------------
35.01 - 40.00                  3.04
-----------------------------------
40.01 - 45.00                  3.33
-----------------------------------
45.01 - 50.00                  4.12
-----------------------------------
50.01 - 55.00                  5.22
-----------------------------------
55.01 - 60.00                  7.07
-----------------------------------
60.01 - 65.00                  7.66
-----------------------------------
65.01 - 70.00                 17.30
-----------------------------------
70.01 - 75.00                 14.65
-----------------------------------
75.01 - 80.00                 23.51
-----------------------------------
80.01 - 85.00                  1.47
-----------------------------------
85.01 - 90.00                  9.03
-----------------------------------
90.01 - 95.00                  0.11
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 68.12%
Lowest: 11.30%
Highest: 90.19%
--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------------------
Cut-Off LTV                 Percent
-----------------------------------
*** 20.00                      0.10%
-----------------------------------
20.01 - 25.00                  0.35
-----------------------------------
25.01 - 30.00                  0.95
-----------------------------------
30.01 - 35.00                  2.07
-----------------------------------
35.01 - 40.00                  3.04
-----------------------------------
40.01 - 45.00                  3.33
-----------------------------------
45.01 - 50.00                  4.12
-----------------------------------
50.01 - 55.00                  5.45
-----------------------------------
55.01 - 60.00                  6.97
-----------------------------------
60.01 - 65.00                  7.54
-----------------------------------
65.01 - 70.00                 17.30
-----------------------------------
70.01 - 75.00                 14.65
-----------------------------------
75.01 - 80.00                 23.51
-----------------------------------
80.01 - 85.00                  1.47
-----------------------------------
85.01 - 90.00                  9.03
-----------------------------------
90.01 - 95.00                  0.11
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 68.08%
Lowest: 11.28%
Highest: 90.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including

*** denotes less than or equal to
all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-03 Group 2
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $58,613,879.59
Loan Count: 364
Cut-off Date: 2004-03-01
Avg. Loan Balance: $161,027.14
Avg. Orig. Balance: $161,125.88
W.A. FICO*: 731
W.A. Orig. LTV: 80.15%
W.A. Cut-Off LTV: 80.10%
W.A. Gross Coupon: 6.0673%
W.A. Net Coupon: 5.8068%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 30.11%
% over 100 COLTV: 7.08%
% with PMI: 30.11%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 30.18%
W.A. MI Adjusted LTV: 71.30%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.99%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

-----------------------------------
Original Balance            Percent
-----------------------------------
*** 50,000                     0.37%
-----------------------------------
50,001  - 150,000             33.18
-----------------------------------
150,001 - 250,000             42.42
-----------------------------------
250,001 - 350,000             22.82
-----------------------------------
350,001 - 450,000              1.21
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $161,125.88
Lowest: $21,600.00

*** denotes less than or equal to

Highest: $359,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

-----------------------------------
Cut-Off Balance             Percent
-----------------------------------
*** 50,000                     0.37%
-----------------------------------
50,001  - 150,000             33.18
-----------------------------------
150,001 - 250,000             42.42
-----------------------------------
250,001 - 350,000             22.82
-----------------------------------
350,001 - 450,000              1.21
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $161,027.14
Lowest: $21,600.00
Highest: $358,625.18
--------------------------------------------------------------------------------

4.  Index

-----------------------------------
Index                       Percent
-----------------------------------
FIX                          100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

5.  Product Type

-----------------------------------
Product Type                Percent
-----------------------------------
30 YR FIXED                   99.81%
-----------------------------------
28 YR FIXED                    0.19
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

*** denotes less than or equal to

6.  Coupon

-----------------------------------
Coupon                      Percent
-----------------------------------
5.126 - 5.250                  0.59%
-----------------------------------
5.251 - 5.375                  0.68
-----------------------------------
5.376 - 5.500                  1.33
-----------------------------------
5.501 - 5.625                  2.67
-----------------------------------
5.626 - 5.750                 11.30
-----------------------------------
5.751 - 5.875                 22.97
-----------------------------------
5.876 - 6.000                 18.26
-----------------------------------
6.001 - 6.125                  9.79
-----------------------------------
6.126 - 6.250                 13.40
-----------------------------------
6.251 - 6.375                 10.91
-----------------------------------
6.376 - 6.500                  2.94
-----------------------------------
6.501 - 6.625                  2.40
-----------------------------------
6.626 - 6.750                  0.54
-----------------------------------
6.751 - 6.875                  0.62
-----------------------------------
7.001 - 7.125                  0.40
-----------------------------------
7.126 - 7.250                  0.20
-----------------------------------
7.376 - 7.500                  0.46
-----------------------------------
7.751 - 7.875                  0.52
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 6.067
Lowest: 5.250
Highest: 7.875
--------------------------------------------------------------------------------

7.  Credit Score

-----------------------------------
Credit Score                Percent
-----------------------------------
800 - 849                      2.36%
-----------------------------------
750 - 799                     30.93
-----------------------------------
700 - 749                     45.12
-----------------------------------
650 - 699                     20.70
-----------------------------------
600 - 649                      0.89
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 731
Lowest: 638
Highest: 819
--------------------------------------------------------------------------------

8.  Lien Position

-----------------------------------
Lien Position               Percent
-----------------------------------
1                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

-----------------------------------
Loan Purpose                Percent
-----------------------------------
Purchase                      71.55%
-----------------------------------
Refinance-Cashout             18.43
-----------------------------------
Refinance-Rate/Term           10.02
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------------------
Property Type               Percent
-----------------------------------
SFR                           65.14%
-----------------------------------
PUD Detach                    19.01
-----------------------------------
Condo                          7.17
-----------------------------------
2-Family                       4.58
-----------------------------------
PUD Attach                     2.71
-----------------------------------
Townhouse                      0.87
-----------------------------------
4-Family                       0.52
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

-----------------------------------
Appraisal Method            Percent
-----------------------------------
2055E                          3.52%
-----------------------------------
2055IE                         5.85
-----------------------------------
AVM                            1.10
-----------------------------------
FULL                          89.53
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

12. Documentation

-----------------------------------
Documentation               Percent
-----------------------------------
Standard                      47.22%
-----------------------------------
Stated                        38.58
-----------------------------------
No Ratio                      12.98
-----------------------------------
Reduced                        1.22
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

-----------------------------------
Occupancy Status            Percent
-----------------------------------
Primary                      100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------------------
PMI Providers               Percent
-----------------------------------
NONE                          69.89%
-----------------------------------
UGIC                          17.86
-----------------------------------
GEMIC                          5.64
-----------------------------------
PMIC                           3.37
-----------------------------------
RMIC                           2.05
-----------------------------------
TGIC                           0.73
-----------------------------------
RGIC                           0.45
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

15. State

-----------------------------------
State                       Percent
-----------------------------------
California                    21.38%
-----------------------------------
Florida                       14.59
-----------------------------------
Virginia                       7.69
-----------------------------------
Texas                          6.49
-----------------------------------
North Carolina                 4.15
-----------------------------------
Other                         45.69
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------------
California                  Percent
-----------------------------------
Northern California           21.34%
-----------------------------------
Southern California           78.66
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

17. Zip Code

-----------------------------------
Zip Code                    Percent
-----------------------------------
27948                          0.99%
-----------------------------------
20165                          0.96
-----------------------------------
33029                          0.74
-----------------------------------
02067                          0.61
-----------------------------------
60646                          0.60
-----------------------------------
Other                         96.10
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

-----------------------------------
Delinquency*                Percent
-----------------------------------
0-29 days                    100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

-----------------------------------
Times 30 Days DLQ           Percent
-----------------------------------
0                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

-----------------------------------
Convertible Flag            Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

-----------------------------------
Buydown Agreement           Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------------------
Original Term               Percent
-----------------------------------
336                            0.19%
-----------------------------------
360                           99.81
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 360.0 months
Lowest: 336 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

-----------------------------------
Cut-Off Remaining Term      Percent
-----------------------------------
301 - 342                      0.19%
-----------------------------------
355 - 360                     99.81
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 359.4 months
Lowest: 335 months
Highest: 360 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

-----------------------------------
Cutoff Loan Age             Percent
-----------------------------------
0                             46.64%
-----------------------------------
1 - 6                         53.36
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months
--------------------------------------------------------------------------------

25. OLTV

-----------------------------------
OLTV                        Percent
-----------------------------------
20.01 - 25.00                  0.42%
-----------------------------------
25.01 - 30.00                  1.16
-----------------------------------
30.01 - 35.00                  0.66
-----------------------------------
35.01 - 40.00                  0.79
-----------------------------------
40.01 - 45.00                  1.51
-----------------------------------
45.01 - 50.00                  1.73
-----------------------------------
50.01 - 55.00                  1.59
-----------------------------------
55.01 - 60.00                  1.67
-----------------------------------
60.01 - 65.00                  2.69
-----------------------------------
65.01 - 70.00                  2.82
-----------------------------------
70.01 - 75.00                  6.69
-----------------------------------
75.01 - 80.00                 48.18
-----------------------------------
80.01 - 85.00                  0.55
-----------------------------------
85.01 - 90.00                 10.85
-----------------------------------
90.01 - 95.00                  1.85
-----------------------------------
95.01 - 100.00                 9.56
-----------------------------------
>= 100.01                      7.29
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 80.15%
Lowest: 22.71%
Highest: 103.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------------------
Cut-Off LTV                 Percent
-----------------------------------
20.01 - 25.00                  0.42%
-----------------------------------
25.01 - 30.00                  1.16
-----------------------------------
30.01 - 35.00                  0.66
-----------------------------------
35.01 - 40.00                  0.79
-----------------------------------
40.01 - 45.00                  1.51
-----------------------------------
45.01 - 50.00                  1.73
-----------------------------------
50.01 - 55.00                  1.59
-----------------------------------
55.01 - 60.00                  1.67
-----------------------------------
60.01 - 65.00                  2.69
-----------------------------------
65.01 - 70.00                  2.82
-----------------------------------
70.01 - 75.00                  6.69
-----------------------------------
75.01 - 80.00                 48.18
-----------------------------------
80.01 - 85.00                  0.55
-----------------------------------
85.01 - 90.00                 10.85
-----------------------------------
90.01 - 95.00                  1.85
-----------------------------------
95.01 - 100.00                 9.77
-----------------------------------
>= 100.01                      7.08
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 80.10%
Lowest: 22.71%
Highest: 103.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-03 Group 3
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $40,373,240.41
Loan Count: 74
Cut-off Date: 2004-03-01
Avg. Loan Balance: $545,584.33
Avg. Orig. Balance: $546,181.45
W.A. FICO*: 730
W.A. Orig. LTV: 67.18%
W.A. Cut-Off LTV: 67.11%
W.A. Gross Coupon: 5.9378%
W.A. Net Coupon: 5.6773%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 2.69%
% over 100 COLTV: 1.83%
% with PMI: 2.69%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.67%
W.A. MI Adjusted LTV: 66.36%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.81%
% Conforming: 0.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

-----------------------------------
Original Balance            Percent
-----------------------------------
250,001   - 350,000            5.11%
-----------------------------------
350,001   - 450,000           24.88
-----------------------------------
450,001   - 550,000           24.36
-----------------------------------
550,001   - 650,000           11.86
-----------------------------------
650,001   - 750,000           14.76
-----------------------------------
750,001   - 850,000            1.95
-----------------------------------
950,001   - 1,050,000          4.89
-----------------------------------
1,050,001 - 1,150,000          2.80
-----------------------------------

-----------------------------------
1,150,001 - 1,250,000          2.93
-----------------------------------
1,250,001 - 1,350,000          6.48
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $546,181.45
Lowest: $340,000.00
Highest: $1,325,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

-----------------------------------
Cut-Off Balance             Percent
-----------------------------------
250,001   - 350,000            5.11%
-----------------------------------
350,001   - 450,000           24.88
-----------------------------------
450,001   - 550,000           24.36
-----------------------------------
550,001   - 650,000           11.86
-----------------------------------
650,001   - 750,000           14.76
-----------------------------------
750,001   - 850,000            1.95
-----------------------------------
950,001   - 1,050,000          4.89
-----------------------------------
1,050,001 - 1,150,000          2.80
-----------------------------------
1,150,001 - 1,250,000          2.93
-----------------------------------
1,250,001 - 1,350,000          6.48
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $545,584.33
Lowest: $337,876.28
Highest: $1,325,000.00
--------------------------------------------------------------------------------

4.  Index

-----------------------------------
Index                       Percent
-----------------------------------
FIX                          100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

5.  Product Type

-----------------------------------
Product Type                Percent
-----------------------------------
30 YR FIXED                  100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

6.  Coupon

-----------------------------------
Coupon                      Percent
-----------------------------------
5.251 - 5.375                  1.95%
-----------------------------------
5.376 - 5.500                  6.89
-----------------------------------
5.501 - 5.625                  4.54
-----------------------------------
5.626 - 5.750                 19.61
-----------------------------------
5.751 - 5.875                 24.20
-----------------------------------
5.876 - 6.000                 17.83
-----------------------------------
6.001 - 6.125                  4.81
-----------------------------------
6.126 - 6.250                 10.30
-----------------------------------
6.251 - 6.375                  5.16
-----------------------------------
6.376 - 6.500                  1.21
-----------------------------------
6.501 - 6.625                  2.17
-----------------------------------
6.626 - 6.750                  1.33
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 5.938
Lowest: 5.375
Highest: 6.750
--------------------------------------------------------------------------------

7.  Credit Score

-----------------------------------
Credit Score                Percent
-----------------------------------
800 - 849                      7.15%
-----------------------------------
750 - 799                     24.43
-----------------------------------
700 - 749                     39.49
-----------------------------------
650 - 699                     24.79
-----------------------------------
600 - 649                      4.13
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 730
Lowest: 623
Highest: 814
--------------------------------------------------------------------------------

8.  Lien Position

-----------------------------------
Lien Position               Percent
-----------------------------------
1                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

-----------------------------------
Loan Purpose                Percent
-----------------------------------
Refinance-Rate/Term           47.75%
-----------------------------------
Purchase                      34.30
-----------------------------------
Refinance-Cashout             17.95
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------------------
Property Type               Percent
-----------------------------------
SFR                           68.83%
-----------------------------------
Condo                         13.92
-----------------------------------
PUD Detach                    13.44
-----------------------------------
2-Family                       2.65
-----------------------------------
PUD Attach                     1.16
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

-----------------------------------
Appraisal Method            Percent
-----------------------------------
2055IE                         1.86%
-----------------------------------
AVM                            1.98
-----------------------------------
FULL                          96.16
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

12. Documentation

-----------------------------------
Documentation               Percent
-----------------------------------
Standard                      36.09%
-----------------------------------
Stated                        31.37
-----------------------------------
No Ratio                      13.86
-----------------------------------
Rapid                         12.38
-----------------------------------

-----------------------------------
Reduced                        4.47
-----------------------------------
All Ready Home                 1.83
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

-----------------------------------
Occupancy Status            Percent
-----------------------------------
Primary                       83.62%
-----------------------------------
Secondary                     11.24
-----------------------------------
Investor                       5.14
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------------------
PMI Providers               Percent
-----------------------------------
NONE                          97.31%
-----------------------------------
UGIC                           2.69
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

15. State

-----------------------------------
State                       Percent
-----------------------------------
California                    41.86%
-----------------------------------
Florida                        9.30
-----------------------------------
Connecticut                    7.92
-----------------------------------
Hawaii                         5.15
-----------------------------------
North Carolina                 4.54
-----------------------------------
Other                         31.23
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------------
California                  Percent
-----------------------------------
Northern California           48.50%
-----------------------------------
Southern California           51.50
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

17. Zip Code

-----------------------------------
Zip Code                    Percent
-----------------------------------
92661                          3.81%
-----------------------------------
06853                          3.28
-----------------------------------
96740                          3.19
-----------------------------------
07458                          2.93
-----------------------------------
06880                          2.80
-----------------------------------
Other                         83.99
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

-----------------------------------
Delinquency*                Percent
-----------------------------------
0-29 days                    100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

-----------------------------------
Times 30 Days DLQ           Percent
-----------------------------------
0                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

-----------------------------------
Convertible Flag            Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

-----------------------------------
Buydown Agreement           Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------------------
Original Term               Percent
-----------------------------------
360                          100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

-----------------------------------
Cut-Off Remaining Term      Percent
-----------------------------------
349 - 354                      8.92%
-----------------------------------
355 - 360                     91.08
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 359.0 months
Lowest: 352 months
Highest: 360 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

-----------------------------------
Cutoff Loan Age             Percent
-----------------------------------
0                             63.91%
-----------------------------------
1 - 6                         27.17
-----------------------------------
7 - 12                         8.92
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 1.0 months
Lowest: 0 months
Highest: 8 months
--------------------------------------------------------------------------------

25. OLTV

-----------------------------------
OLTV                        Percent
-----------------------------------
*** 20.00                      1.42%
-----------------------------------

*** denotes less than or equal to

-----------------------------------
35.01 - 40.00                  2.22
-----------------------------------
40.01 - 45.00                  2.29
-----------------------------------
45.01 - 50.00                  7.05
-----------------------------------
50.01 - 55.00                  4.14
-----------------------------------
55.01 - 60.00                  5.83
-----------------------------------
60.01 - 65.00                 16.73
-----------------------------------
65.01 - 70.00                 15.06
-----------------------------------
70.01 - 75.00                 15.90
-----------------------------------
75.01 - 80.00                 26.67
-----------------------------------
90.01 - 95.00                  0.86
-----------------------------------
>= 100.01                      1.83
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 67.18%
Lowest: 19.39%
Highest: 102.47%
--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------------------
Cut-Off LTV                 Percent
-----------------------------------
*** 20.00                      1.42%
-----------------------------------
35.01 - 40.00                  2.22
-----------------------------------
40.01 - 45.00                  2.29
-----------------------------------
45.01 - 50.00                  7.05
-----------------------------------
50.01 - 55.00                  4.14
-----------------------------------
55.01 - 60.00                  5.83
-----------------------------------
60.01 - 65.00                 16.73
-----------------------------------
65.01 - 70.00                 15.06
-----------------------------------
70.01 - 75.00                 17.73
-----------------------------------
75.01 - 80.00                 24.84
-----------------------------------
90.01 - 95.00                  0.86
-----------------------------------
>= 100.01                      1.83
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 67.11%
Lowest: 19.39%
Highest: 102.47%
--------------------------------------------------------------------------------

*** denotes less than or equal to

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-03 Group 4
                                      15YR
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $66,121,168.37
Loan Count: 543
Cut-off Date: 2004-03-01
Avg. Loan Balance: $121,770.11
Avg. Orig. Balance: $122,055.20
W.A. FICO*: 731
W.A. Orig. LTV: 60.69%
W.A. Cut-Off LTV: 60.55%
W.A. Gross Coupon: 5.4755%
W.A. Net Coupon: 5.2150%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 179 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.61%
% over 100 COLTV: 0.00%
% with PMI: 3.61%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 13.18%
W.A. MI Adjusted LTV: 60.12%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.63%
% Conforming: 86.13%

* FICO not available for 1 loans, or 0.6% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

-----------------------------------
Original Balance            Percent
-----------------------------------
*** 50,000                     5.45%
-----------------------------------
50,001  - 150,000             43.91
-----------------------------------
150,001 - 250,000             23.06
-----------------------------------
250,001 - 350,000             10.14
-----------------------------------
350,001 - 450,000              5.36
-----------------------------------
450,001 - 550,000              4.50
-----------------------------------
550,001 - 650,000              3.68
-----------------------------------
750,001 - 850,000              2.48
-----------------------------------
850,001 - 950,000              1.43
-----------------------------------
Total:                       100.00%
-----------------------------------

*** denotes less than or equal to

Average: $122,055.20
Lowest: $13,125.00
Highest: $945,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

-----------------------------------
Cut-Off Balance             Percent
-----------------------------------
*** 50,000                     5.45%
-----------------------------------
50,001  - 150,000             43.91
-----------------------------------
150,001 - 250,000             23.06
-----------------------------------
250,001 - 350,000             10.14
-----------------------------------
350,001 - 450,000              5.36
-----------------------------------
450,001 - 550,000              4.50
-----------------------------------
550,001 - 650,000              3.68
-----------------------------------
750,001 - 850,000              2.48
-----------------------------------
850,001 - 950,000              1.43
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $121,770.11
Lowest: $13,078.89
Highest: $945,000.00
--------------------------------------------------------------------------------

4.  Index

-----------------------------------
Index                       Percent
-----------------------------------
FIX                          100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

5.  Product Type

-----------------------------------
Product Type                Percent
-----------------------------------
15 YR FIXED                   98.76%
-----------------------------------
10 YR FIXED                    0.76
-----------------------------------
12 YR FIXED                    0.48
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

*** denotes less than or equal to

6.  Coupon

-----------------------------------
Coupon                      Percent
-----------------------------------
4.376 - 4.500                  0.28%
-----------------------------------
4.501 - 4.625                  0.26
-----------------------------------
4.626 - 4.750                  0.45
-----------------------------------
4.751 - 4.875                  3.37
-----------------------------------
4.876 - 5.000                  5.85
-----------------------------------
5.001 - 5.125                  3.39
-----------------------------------
5.126 - 5.250                 15.99
-----------------------------------
5.251 - 5.375                 17.88
-----------------------------------
5.376 - 5.500                 15.93
-----------------------------------
5.501 - 5.625                 10.56
-----------------------------------
5.626 - 5.750                 14.98
-----------------------------------
5.751 - 5.875                  4.96
-----------------------------------
5.876 - 6.000                  3.53
-----------------------------------
6.001 - 6.125                  0.68
-----------------------------------
6.126 - 6.250                  1.14
-----------------------------------
6.376 - 6.500                  0.09
-----------------------------------
6.626 - 6.750                  0.61
-----------------------------------
6.751 - 6.875                  0.07
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 5.475
Lowest: 4.500
Highest: 6.875
--------------------------------------------------------------------------------

7.  Credit Score

-----------------------------------
Credit Score                Percent
-----------------------------------
800 - 849                      2.87%
-----------------------------------
750 - 799                     34.31
-----------------------------------
700 - 749                     40.32
-----------------------------------
650 - 699                     17.26
-----------------------------------
600 - 649                      4.68
-----------------------------------
N/A                            0.56
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 731
Lowest: 604
Highest: 837
--------------------------------------------------------------------------------

8.  Lien Position

-----------------------------------
Lien Position               Percent
-----------------------------------
1                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

-----------------------------------
Loan Purpose                Percent
-----------------------------------
Refinance-Rate/Term           43.17%
-----------------------------------
Refinance-Cashout             35.89
-----------------------------------
Purchase                      20.94
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------------------
Property Type               Percent
-----------------------------------
SFR                           56.26%
-----------------------------------
2-Family                      12.84
-----------------------------------
PUD Detach                     8.30
-----------------------------------
Condo                          7.73
-----------------------------------
4-Family                       6.68
-----------------------------------
3-Family                       4.97
-----------------------------------
PUD Attach                     2.25
-----------------------------------
Townhouse                      0.87
-----------------------------------
Condotel                       0.09
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

-----------------------------------
Appraisal Method            Percent
-----------------------------------
2055E                          8.51%
-----------------------------------
2055IE                         6.83
-----------------------------------
AVM                           17.02
-----------------------------------
FULL                          67.43
-----------------------------------
Tax Assessment                 0.21
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

12. Documentation

-----------------------------------
Documentation               Percent
-----------------------------------
Reduced                       44.70%
-----------------------------------
Stated                        23.45
-----------------------------------
Standard                      22.94
-----------------------------------
No Ratio                       6.47
-----------------------------------
All Ready Home                 1.90
-----------------------------------
Rapid                          0.55
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

-----------------------------------
Occupancy Status            Percent
-----------------------------------
Investor                      68.27%
-----------------------------------
Primary                       30.88
-----------------------------------
Secondary                      0.85
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------------------
PMI Providers               Percent
-----------------------------------
NONE                          96.39%
-----------------------------------
GEMIC                          1.65
-----------------------------------
UGIC                           0.93
-----------------------------------
RMIC                           0.63
-----------------------------------
PMIC                           0.25
-----------------------------------
TGIC                           0.15
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

15. State

-----------------------------------
State                       Percent
-----------------------------------
California                    37.89%
-----------------------------------
Florida                       10.82
-----------------------------------
Texas                          6.76
-----------------------------------
Illinois                       4.19
-----------------------------------
Maryland                       3.82
-----------------------------------
Other                         36.53
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------------
California                  Percent
-----------------------------------
Northern California           41.44%
-----------------------------------
Southern California           58.56
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

17. Zip Code

-----------------------------------
Zip Code                    Percent
-----------------------------------
20009                          1.63%
-----------------------------------
92037                          1.24
-----------------------------------
90049                          1.24
-----------------------------------
92067                          0.98
-----------------------------------
95014                          0.98
-----------------------------------
Other                         93.92
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

-----------------------------------
Delinquency*                Percent
-----------------------------------
0-29 days                    100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

-----------------------------------
Times 30 Days DLQ           Percent
-----------------------------------
0                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

-----------------------------------
Convertible Flag            Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

-----------------------------------
Buydown Agreement           Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------------------
Original Term               Percent
-----------------------------------
120                            0.76%
-----------------------------------
144                            0.48
-----------------------------------
180                           98.76
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 179.4 months
Lowest: 120 months
Highest: 180 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

-----------------------------------
Cut-Off Remaining Term      Percent
-----------------------------------
115 - 120                      0.76%
-----------------------------------
121 - 168                      0.48
-----------------------------------
175 - 180                     98.76
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 178.8 months
Lowest: 119 months
Highest: 180 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

-----------------------------------
Cutoff Loan Age             Percent
-----------------------------------
0                             44.94%
-----------------------------------
1 - 6                         55.06
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months
--------------------------------------------------------------------------------

25. OLTV

-----------------------------------
OLTV                        Percent
-----------------------------------
*** 20.00                      1.40%
-----------------------------------
20.01 - 25.00                  1.36
-----------------------------------
25.01 - 30.00                  2.33
-----------------------------------
30.01 - 35.00                  4.88
-----------------------------------
35.01 - 40.00                  4.33
-----------------------------------
40.01 - 45.00                  4.83
-----------------------------------
45.01 - 50.00                  5.55
-----------------------------------
50.01 - 55.00                  6.49
-----------------------------------
55.01 - 60.00                  9.83
-----------------------------------
60.01 - 65.00                 12.53
-----------------------------------
65.01 - 70.00                 17.91
-----------------------------------
70.01 - 75.00                 11.18
-----------------------------------
75.01 - 80.00                 13.77
-----------------------------------
80.01 - 85.00                  0.43
-----------------------------------
85.01 - 90.00                  2.78
-----------------------------------
90.01 - 95.00                  0.40
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 60.69%
Lowest: 7.23%
Highest: 95.00%
--------------------------------------------------------------------------------

*** denotes less than or equal to

26. Cut-Off LTV

-----------------------------------
Cut-Off LTV                 Percent
-----------------------------------
*** 20.00                      1.40%
-----------------------------------
20.01 - 25.00                  1.36
-----------------------------------
25.01 - 30.00                  2.33
-----------------------------------
30.01 - 35.00                  4.88
-----------------------------------
35.01 - 40.00                  4.33
-----------------------------------
40.01 - 45.00                  4.83
-----------------------------------
45.01 - 50.00                  5.55
-----------------------------------
50.01 - 55.00                  6.58
-----------------------------------
55.01 - 60.00                  9.74
-----------------------------------
60.01 - 65.00                 13.20
-----------------------------------
65.01 - 70.00                 17.33
-----------------------------------
70.01 - 75.00                 11.21
-----------------------------------
75.01 - 80.00                 13.65
-----------------------------------
80.01 - 85.00                  0.43
-----------------------------------
85.01 - 90.00                  2.78
-----------------------------------
90.01 - 95.00                  0.40
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 60.55%
Lowest: 7.21%
Highest: 94.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or

*** denotes less than or equal to
issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.